                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                  FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 7, 1997

                                RAYTHEON COMPANY
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             (Exact name of registrant as specified in its charter)

       Delaware                       1-2833                    04-1760395
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(State of Incorporation)         (Commission File              (IRS Employer
                                     Number)                   Identification
                                                                  Number)

        141 Spring Street
      Lexington, Massachusetts                             02173
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(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (781) 862-6600

ITEM 5. OTHER EVENTS.
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        As previously reported, on July 11, 1997, Raytheon completed its acquisition of the Defense Systems and Electronics business ("TI Defense") of Texas Instruments Incorporated. In its report on Form 8-K dated October 7, 1997, Raytheon filed certain unaudited interim financial information for TI Defense for the period ended June 30, 1997. This Amendment No. 1 to Form 8-K is being filed to include the notes to such financial information, which were inadvertently omitted from the previous filing.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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   (a)  Financial Statements of Business Acquired

  99.1 The unaudited statements of assets to be acquired and liabilities to be assumed of TI Defense as of June 30, 1997 and the related statements of income and cash flows for each of the three months ended June 30, 1997 and June 30, 1996, and the notes thereto.

                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 27, 1997

                                          RAYTHEON COMPANY

                                          By /s/ Thomas D. Hyde
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                                             Thomas D. Hyde
                                             Vice President and General
                                             Counsel

                                  EXHIBIT INDEX

Exhibit

Number        Description
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99.1 The unaudited statements of assets to be acquired and liabilities to be assumed of TI Defense as of June 30, 1997 and the related statements of income and cash flows for each of the three months ended June 30, 1997 and June 30, 1996, and the notes thereto.